BUSINESS COMBINATIONS (Tables)	12 Months Ended
Dec. 31, 2020
Futuros del Sur S.A.
Business Combinations
Summary of Acquisition for Class of Assets Acquired and Liabilities Assumed

Fair Value
Cash and Due from Banks	6,474
Other Assets	1,240
Miscellaneous obligations	(28)
Net identifiable assets acquired	7,686

Consideration of the acquisition:
- Amount paid net of expenses	14,978
Net cash flow used - investment activities	14,978

Goodwill	7,292